Exhibit 4.1

NUMBER

0000

SHARES

PICO HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

COMMON STOCK

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 693366 20 5

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $.001 OF

PICO HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PICO HOLDINGS, INC. INCORPORATED SEAL CALIFORNIA

Secretary

SPECIMEN

President

COUNTERSIGNED AND REGISTERED:
HARRIS TRUST AND SAVINGS BANK,
(CHICAGO, IL)

TRANSFER AGENT
AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

PICO HOLDINGS, INC.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT - as tenants by the entireties		(Cust)	(Minor)
JT TEN - as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants in common		Act
(State)

	UNIF TRF MIN ACT -	Custodian (until age )
(Cust)
under Uniform Transfers (Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                              HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

In Presence of

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.